SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                December 31, 1997


                              CAVALIER HOMES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



              1-9792                                       63-0949734
      (Commission File No.)                    (IRS Employer Identification No.)



Highway 41 North and Cavalier Road
        Addison, Alabama                                     35540
     (Address of principal                                 (Zip Code)
       executive offices)

                                 (205) 747-0044
               (Registrant's telephone number including area code)


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Item 7. Financial Statements and Exhibits

         On December 31, 1997, Crimson Acquisition Corp., a Mississippi corporation and wholly owned subsidiary of the Company, merged with and into Belmont Homes, Inc., a Mississippi corporation ("Belmont"), and Belmont became a wholly owned subsidiary of the Company (the "Merger"). This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company on January 15, 1998, as amended by Current Report on Form 8-K/A filed by the Company on March 16, 1998, and includes as an additional exhibit a restated financial data schedule as further specified below.


         (c)      Exhibits

Exhibit No.                         Description
-----------                        -------------

27.1 Article 5 - Restated Financial Data Schedule for Form 8-K/A submitted as Exhibit 27.1 for EDGAR filing only.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                        CAVALIER HOMES, INC.


                                                  By:  /s/ Michael R. Murphy
                                                     ---------------------------
                                                           Michael R. Murphy
                                                          Principal Accounting
                                                          and Financial Officer

Date: March 16, 1998

                                    Exhibits

Exhibit No.                                 Description
-----------                                -------------

27.1 Article 5 - Restated Financial Data Schedule for Form 8-K/A submitted as Exhibit 27.1 for EDGAR filing only.




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